UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 28, 2008
(Date of Report)
May 28, 2008
(Date of earliest event reported)

INTERNATIONAL PAPER COMPANY
(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
6400 Poplar Avenue
Memphis, Tennessee 38197
(Address and zip code of principal executive offices)
(901) 419-7000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
In connection with the pending acquisition of the containerboard, packaging and recycling business (the “CBPR Business”) of Weyerhaeuser Company by International Paper Company (the “Company”), the following financial statements are attached:
•	The combined balance sheets of the CBPR Business as of December 30, 2007 and December 31, 2006, and the related combined statements of operations, business unit equity and cash flows for the years ended December 30, 2007, December 31, 2006 and December 25, 2005, and the Report of Independent Registered Public Accounting Firm dated March 19, 2008.

•	The combined balance sheets of the CBPR Business as of March 30, 2008 and December 30, 2007, and the related combined statements of operations, business unit equity and cash flows for the thirteen weeks ended March 30, 2008 and April 1, 2007, and the Report of Independent Registered Public Accounting Firm dated May 8, 2008.
The following unaudited pro forma condensed combined financial information of International Paper Company is provided:
•	Unaudited pro forma condensed combined balance sheet as of March 31, 2008,

•	Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2008, and

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 23.2	Awareness letter of Independent Registered Public Accounting Firm.

Exhibit 99.1	Audited combined balance sheets of the CBPR Business as of December 30, 2007 and December 31, 2006, and the related combined statements of operations, business unit equity and cash flows for the years ended December 30, 2007, December 31, 2006 and December 25, 2005, and the Report of Independent Registered Public Accounting Firm dated March 19, 2008.

Exhibit 99.2	Unaudited combined balance sheets of the CBPR Business as of March 30, 2008 and December 30, 2007, and the related combined statements of operations, business unit equity and cash flows for the thirteen weeks ended March 30, 2008 and April 1, 2007, and the Report of Independent Registered Public Accounting Firm dated May 8, 2008.

Exhibit 99.3	Unaudited pro forma condensed combined balance sheet of International Paper Company as of March 31, 2008, unaudited pro forma condensed combined statement of operations of International Paper Company for the three months ended March 31, 2008, and unaudited pro forma condensed combined statement of operations of International Paper Company for the year ended December 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY (Registrant)

By:	/s/ Maura Abeln Smith
Name: Maura Abeln Smith
Title: Senior Vice President, General Counsel and
Corporate Secretary
Date: May 28, 2008
Exhibit Index

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 23.2	Awareness letter of Independent Registered Public Accounting Firm.

Exhibit 99.1	Audited combined balance sheets of the CBPR Business as of December 30, 2007 and December 31, 2006, and the related combined statements of operations, business unit equity and cash flows for the years ended December 30, 2007, December 31, 2006 and December 25, 2005, and the Report of Independent Registered Public Accounting Firm dated March 19, 2008.

Exhibit 99.2	Unaudited combined balance sheets of the CBPR Business as of March 30, 2008 and December 30, 2007, and the related combined statements of operations, business unit equity and cash flows for the thirteen weeks ended March 30, 2008 and April 1, 2007, and the Report of Independent Registered Public Accounting Firm dated May 8, 2008.

Exhibit 99.3	Unaudited pro forma condensed combined balance sheet of International Paper Company as of March 31, 2008, unaudited pro forma condensed combined statement of operations of International Paper Company for the three months ended March 31, 2008, and unaudited pro forma condensed combined statement of operations of International Paper Company for the year ended December 31, 2007.